Sycuan Funds

Sycuan US Value Fund

3007 Dehesa Road | El Cajon, CA 92019 | 619-444-4043 | Fax 619-444-4775 | info@sycuanfunds.com | www.sycuanfunds.com

The Sycuan US Value Fund is designed for investors who seek capital appreciation in a portfolio of U.S. companies. The United States offers the greatest number of investment opportunities of any single country. Its markets are large and highly liquid. Many investors prefer or require a portfolio consisting exclusively of companies domiciled in the United States. These investors often are looking for a disciplined and time-tested approach to take advantage of opportunities in the U.S. equity market.

Sycuan Capital Management, Inc., is a Native American owned investment adviser and the adviser to the Sycuan US Value Fund. Sycuan Capital Management, Inc. has selected **A.Q. Johnson & Co., Inc.** to act as sub-adviser and make the day-to-day investment decisions for the Fund. **A.Q. Johnson & Co., Inc.** uses a philosophy known as value investing to uncover U.S. companies whose shares are trading at a discount to their intrinsic value. These issues are typically sold when a company's intrinsic value becomes fully reflected in its stock price. The Fund's value approach to equity selection is a strategy that requires an investor to have a three-to-five year outlook.

INTRINSIC VALUE *is a measure that is used to estimate the value of a business. Intrinsic value is best defined as the discounted value of the future free cash flows generated by a business. Free cash flow is the surplus cash that exceeds the amount of capital expenditures required to maintain plant, property and equipment of a business. Free cash flow can be used by management to re-purchase shares of stock, retire debt, make acquisitions or pay dividends.*

The calculation of intrinsic value is an estimate rather than a precise figure that can be altered to reflect changes in interest rates or forecasts of future cash flows. The intrinsic value investor seeks to purchase financially sound, well managed businesses at a discount to their intrinsic value. The adviser believes that businesses purchased at prices less than their intrinsic values help to protect capital from significant loss and provide for a satisfactory rate of return as intrinsic value is realized in the capital markets.

Performance Information

Data as of December 31, 2006
(Fund inception October 10, 2003)

Year to Date	3 Year	Average Annualized Return Since Inception
15.14%	7.90%	10.77%

The Sycuan US Value Fund Features:

- Native American Owned Investment Adviser
- Opportunities in the U.S. Equity Market
- Value Investment Strategy
- Diversification across a wide range of industries.
- Low correlation to benchmark portfolios and other active managers.

Top 10 Holdings (as of December 31, 2006)

Description	Percent
CISCO SYSTEMS	4.60%
INTEL	3.78%
DELL COMPUTER CORP.	3.75%
EXXON MOBIL	3.72%
JOHNSON & JOHNSON	3.70%
NIKE INC. CL B	3.70%
INGERSOLL-RAND	3.66%
CITIGROUP	3.64%
MINNESOTA MINING & MANUF. CO.	3.64%
PFIZER	3.63%
% of Net Assets	37.82%

Instructions for retrieving Morningstar information for Sycuan US Value Fund

You can either access MassMutual's website by entering Sycuan's intranet and clicking on MassMutual or by going to www.massmutual.com and then going to the drop down menu under "Login Access" and selecting "The Journey."

Once you are on the login page for The Journey, an employee must enter his/her SSN and PIN# to access his or her 401(k) account information.

When you get to the first page of your account information, click on "Site Map" in the left hand column of the page. Go to the "Research" section of the Site Map page and click on "Large Cap Value" listed under "Investments."

At the bottom of the right-hand side of the new page, click on "Sycuan US Value Fund" which is listed under "Your Investment Options."

This will pull up some basic information about the fund. You can then click on the Morningstar PDF Profile to read more detailed information about the fund.

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by call 1-877-59-FUNDS. The prospectus should be read carefully before investing.